UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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CORELOGIC, INC.

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Second Quarter Financial Results 2020 July 23, 2020

Safe Harbor / Forward Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to CoreLogic, Inc.’s (“CoreLogic”, the “Company” or “us”) expected financial results in 2020, 2021 and 2022; overall mortgage market volumes; market opportunities; shareholder value creation; statements regarding the repurchase of our shares; statements regarding our strategic plans or growth strategy; and the near and long-term consequences of the unsolicited proposal we received from Cannae Holdings, Inc. (“Cannae”) and Senator Investment Group, LP (“Senator”) on June 26, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the SEC. These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; our adoption of a shareholder rights plan; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on our ability to repurchase our shares; changes in prices at which we are able to repurchase our shares; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; impairments in our goodwill or other intangible assets; and our ability to generate sufficient cash to service our debt. The forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures This presentation contains certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EPS, which are provided only as supplemental information. Investors should consider these non-GAAP financial measures only in conjunction with the most directly comparable GAAP financial measure. These non-GAAP measures are not in accordance with, or a substitute for, U.S. GAAP. With respect to historical non-GAAP financial measures, a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure is included in the appendix to this presentation. The Company believes that its presentation of these non-GAAP measures provides useful supplemental information to investors and management regarding the Company’s financial condition and results of operations. Adjusted EBITDA is defined as net income from continuing operations adjusted for interest, taxes, depreciation and amortization, share-based compensation, non-operating gains/losses, and other adjustments. Adjusted EPS is defined as diluted income from continuing operations, net of tax per share, adjusted for share-based compensation, amortization of acquisition-related intangibles, non-operating gains/losses, and other adjustments; and assumes an effective tax rate of 26% for 2020. Other firms may calculate non-GAAP measures differently than the Company, which limits comparability between companies. Because the non-GAAP measures with respect to future periods included herein are forward-looking, the Company is not able to provide a reconciliation, without unreasonable efforts, of its forward-looking guidance of adjusted EBITDA or adjusted EPS to the most directly comparable GAAP financial measure due to the unknown effect, timing, and potential significance of special charges or gains that are material to the comparable GAAP financial measure. Important Additional Information and Where to Find It In the event that Senator and Cannae file a consent solicitation statement or a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with a solicitation to, among other things, possibly remove directors in furtherance of the Unsolicited Proposal (the “Solicitation”), the Company plans to file a proxy statement or a consent revocation statement, as applicable (each, a “Solicitation Statement”), with the SEC, together with a WHITE proxy card or consent revocation card, as applicable. SHAREHOLDERS ARE URGED TO READ THE APPLICABLE SOLICITATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the Solicitation Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card or consent revocation card, as applicable) when filed by the Company with the SEC in connection with the Solicitation at the SEC’s website (http://www.sec.gov), at the Company’s website (https://investor.corelogic.com), or by contacting Innisfree M&A Incorporated by phone toll-free at 1 (877) 750-9498 (from the U.S. and Canada) or +1 (412) 232-3651 (from other locations), or by mail at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York, 10022. Participants in the Solicitation The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Solicitation. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the applicable Solicitation Statement and other materials to be filed with the SEC in connection with the Solicitation. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2020 annual meeting of shareholders (the “2020 Proxy Statement”), filed with the SEC on March 19, 2020. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.
©2020 CoreLogic, Inc. All Rights Reserved.

Summary Our business momentum, growth trajectory, margin expansion and cash flow conversion are strong, sustainable and accelerating We outperformed our Q2 updated guidance and are further raising our FY 2020 guidance We have high visibility and conviction in our forecasts for FY 2020, FY 2021 and beyond – with additional upside based on recent developments We have built a durable business with ~95% recurring revenue and continue to reduce our exposure to mortgage volume fluctuations Our robust, sustainable cash flows underpin the 50% increase in the quarterly dividend to $0.33 per share and commitment to share repurchases expected to be at least $500 million in FY 2020, $300 million in FY 2021 and $200 million in FY 2022 ïƒ expected to be 10+% accretive to adj. EPS in FY 2021 We are selling our reseller businesses – divestitures will be significantly accretive to margin and further enhance our non-mortgage business mix We have provided, and will continue to provide, transparency into our performance for all shareholders to more fully appreciate the Company’s transformation and sustainable plan for creating shareholder value
©2020 CoreLogic, Inc. All Rights Reserved.

Q2 Financial Summary – Outperformance ($ in millions, except per share figures) Q2 vs. Guidance Q2 vs. Actuals Strong revenue, margins and cash flow performance –driven by organic growth, productivity gains and market upside 1. Adjusted EBITDA is a non-GAAP financial measure. For the definition of Adjusted EBITDA, see “Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures” on page 1. For a reconciliation to the most directly comparable GAAP measures, see the reconciliations included in the appendix 2. Adjusted EPS is a non-GAAP financial measure. For the definition of Adjusted EPS, see “Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures” on page 1. For a reconciliation to the most directly comparable GAAP measure, see the reconciliation included in the appendix
©2020 CoreLogic, Inc. All Rights Reserved.

CoreLogic

Raising FY 2020 Guidance

We are raising our FY 2020 guidance further based on accelerating momentum and significant business visibility

($ in millions except adjusted EPS)	FY 2020 Guidance (February)	FY 2020 Guidance (July Update)	FY 2020 Guidance (Current)	Change since Feb. Guidance[4]
Revenue *YoY Growth (%)[1]*	**$1,690-$1,730** 1%[4]	**$1,840-$1,880** 10%[4]	**$1,860-$1,895** 11%[4]	**+10%**
Adjusted EBITDA[2] *Adjusted EBITDA Margin*	**$500-$525** ~30%[4]	**$565-$585** ~31%[4]	**$580-$600** ~31%[4]	**+15%**
Adjusted EPS[3]	**$2.80-$3.00**	**$3.40-$3.60**	**$3.60-$3.75**	**+27%**

Adjusted EPS guidance does not reflect the impact of the $500 million expected share repurchase in 2020

1. 2019 revenue totals include approximately $70 million attributable to the completion of the previously announced AMC transformation program and exit of non-core default technology operations, which have no 2020 counterpart
2. For the definition of Adjusted EBITDA see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
3. For the definition of Adjusted EPS see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1; assumes an effective tax rate of 26% for 2020
4. Based on midpoint of guidance ranges; Forecasts exclude impact of potential divestitures of existing businesses

©2020 CoreLogic, Inc. All Rights Reserved.

4

Proven Track Record of Delivering Results We have a strong track record of delivering on our guidance Since we began issuing quarterly guidance, we met or beat our adjusted EBITDA(1) guidance range in all 12 quarters Adjusted EBITDA(1) Guidance Guidance Range Actual Met or Beat Guidance(1) 1. For the definition of Adjusted EBITDA see “Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures” on page 1
©2020 CoreLogic, Inc. All Rights Reserved.

CoreLogic

Our Forecast for 2021 and Beyond is Based on Actual Results and Visible Trends

1. **Demonstrable accelerating growth**
2. **Clear line-of-sight to deliver 2021 forecast**
3. **Mortgage market assumptions echoed by industry participants[1]**
4. **Highly recurring revenue**

($ in millions except adjusted EPS)	FY 2021	FY 2022	Longer-Term
Target Revenue	$1,910-1,950	$2,000-2,040	Mid to Upper Single Digit Growth
Target Adjusted EBITDA[2] *Target Adjusted EBITDA Margin*	$595-615 *31-32%*	$630-650 *~32%*	~35%+ *Margin Target*
Key Assumptions	• Organic growth ~5% • COVID recovery • Market size of ~$2.5T originations (-10-15%)	• Organic growth ~5% • Market size of ~$2.3T originations (-5%)	

Additional upside expected from announced reseller divestitures and capital return program

Note: Forecasts exclude impact of potential divestitures of existing businesses
1. "Fannie Mae sees record-low mortgage rates through 2021", HousingWire, 6/15/20
2. For the definition of Adjusted EBITDA see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1

©2020 CoreLogic, Inc. All Rights Reserved.

6

Demonstrable Accelerating Growth Acceleration of organic growth rate to 5% Significant broad-based market share gains secured across mortgage and non-mortgage Expanded client solutions and new product revenue growth in core mortgage, and real estate verticals Strategic “Mega” wins in Insurance & Spatial and Mortgage YoY Revenue Growth(1) Total Revenue Growth Rate Organic Growth Rate 1. Total growth rates are pro forma for previously announced AMC transformation program, exit of non-core default technology operations, and impact of Covid-19
©2020 CoreLogic, Inc. All Rights Reserved.

Clear Line-of-Sight to Deliver 2021 Forecast ($ in millions) Majority of expected COVID impact not directly tied to U.S. mortgage volume 10-15% contraction in U.S. mortgage market expected in 2021 ~60% of 2021 growth target secured by 2020 YTD contract wins 2020 Revenue Expected U.S. Mortgage Organic 2021 Revenue Guidance COVID Recovery Market Growth Guidance
©2020 CoreLogic, Inc. All Rights Reserved.

CoreLogic

3 Mortgage Market Assumptions Echoed by Industry Participants

($ in trillions)

2020 Estimated Mortgage Originations[1]


$2.60
$2.82
$2.87
$2.92
$3.14
Moody's
MBA
CLGX View
Freddie Mac
Fannie Mae

2021 Estimated Mortgage Originations[1]


MBA assumes ~$500B lower refi volumes than other major forecasts due to a ~40 bps higher mortgage interest rate assumption
$2.12
$2.35
$2.52
$2.58
$2.59
MBA
Fannie Mae
Freddie Mac
CLGX View
Moody's

Low interest rates + record tappable equity ($6.5 trillion[2]) = 4+ years of refinancing backlog[1]

2021 Outlook: Growing purchase activity (>60% of expected total market volumes) with lower, but strong refinancing activity

1. Based on most recent 2020 estimates from Fannie Mae, Freddie Mac, MBA, Moody's and Zelman available as of 7/20/2020
2. Black Knight May 2020 Mortgage Monitor, published on 7/6/2020

©2020 CoreLogic, Inc. All Rights Reserved.

9

4 Highly Recurring Revenue

Revenue Mix by Type[(1)] for CoreLogic


5% Non-recurring
45%
Recurring fixed
50%
Recurring
variable

~95% of Revenue is Recurring

- ✓ **Long-term customer relationships with exceptionally high renewal rates underpin our recurring revenue:**
  - ✓ Our data is deeply embedded in the workflows of our customers
  - ✓ Recurring revenue principally comprised of single- or multi-year arrangements, often with auto-renewal provisions
  - ✓ Variable recurring revenues are those arrangements tied to the units of volume, transactional services or reports consumed by our clients
- ✓ **Non-recurring products and services complement our recurring business in strengthening our customer relationships**

1. Represents revenue mix and sensitivity pre-divestitures; revenue will be more recurring and less mortgage-dependent post-divestitures

©2020 CoreLogic, Inc. All Rights Reserved.

10

Continued Business Transformation – Divestitures
Our planned divestitures will drive organic growth, increase non-mortgage mix and expand margins
Two divestiture processes underway: Tenant Screening and Credit Solutions businesses
– Advisors retained to conduct sale process commencing in third quarter
Divestitures enhance our business mix
– Accelerate revenue mix toward 50% non-mortgage
– Reduce cyclicality by divesting businesses with high mortgage market sensitivity
Non-Mortgage Forecast: % ’21 Revenue
Today Pro Forma(1)
1. Pro forma for the planned divestitures as if consummated on 12/31/20 for illustrative purposes only
©2020 CoreLogic, Inc. All Rights Reserved.

Rapidly Expanding Margin with Enhanced Operational Efficiencies

- Significant focus on cost management has led to **31+% EBITDA margins YTD 2020**
- **Inherent operating leverage** from fixed cost base will drive continued **margin expansion of ~40 basis points per annum**
- Divestitures are **highly accretive to margin** and will accelerate margin expansion goals
  - **2020 Adj. EBITDA margin would be ~35%** (pro forma for divestitures)



Adj. EBITDA Margin
~35%
~31%
30%:
2020 Adj. EBITDA
margin commitment
28%
2019
2020E
2020E Pro Forma(1)

1. Pro forma for the planned divestitures as if consummated on 12/31/20 for illustrative purposes only

©2020 CoreLogic, Inc. All Rights Reserved.

12

Strong Cash Flow + High Visibility in Business Growth = Increased Capital Return

- ✓ **Increasing our quarterly dividend by 50% to $0.33 per common share**
- ✓ **Share repurchase expected to be $500 million in FY 2020, $300 million in FY 2021 and $200 million in FY 2022**
- ✓ **Robust free cash flow enables leverage to remain <3.5x while executing substantial repurchase program**
- ✓ **Share repurchases expected to be 10+% accretive to Adj. EPS in FY 2021**

Total Capital Returned ($ in millions)



Prior Cumulative
Periodic
Projected
207
433
674
766
863
1,058
1,265
1,374
1,461
~2,056
~595(1)
~2,449
~393(2)
~2,738
~289(3)
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020E
2021E
2022E

Achieved 55-65% Free Cash Flow Conversion over Last 5 Years

1. Assumes $44m of completed share repurchases and dividends in 1H 2020 and ~$551m of forecasted share repurchases (~$500m) and dividends (~$51m) in H2 2020
2. Assumes ~$300m of forecasted share repurchases and ~$93m of dividends in 2021
3. Assumes ~$200m of forecasted share repurchases and ~$89m of dividends in 2022

©2020 CoreLogic, Inc. All Rights Reserved.

13

CoreLogic is Poised for Potential Valuation Multiple Re-Rating

CoreLogic has all the hallmarks of a leading information services provider

Must-have data & insights	▪ *The* industry information currency deeply embedded in client workflows
Clear leader in a large and growing market	▪ #1 property data provider to a ~$33 trillion market[1]
Recurring and growing revenue with reduced cyclicality	▪ Mid to upper single-digit growth with ~95% recurring revenue and approaching ~50% non-mortgage
Scale economies	▪ Clear path to 35%+ Adj. EBITDA margin

CoreLogic's shared business model, leading market position and comparable financial profile can close the valuation multiple gap with many other information service providers

1. Zillow estimate for the 2018 total U.S. housing market

©2020 CoreLogic, Inc. All Rights Reserved.

14

Summary
Our business momentum, growth trajectory, margin expansion and cash flow conversion are strong, sustainable and accelerating
We outperformed our Q2 updated guidance and are further raising our FY 2020 guidance
We have high visibility and conviction in our forecasts for FY 2020, FY 2021 and beyond – with additional upside based on recent developments
We have built a durable business with ~95% recurring revenue and continue to reduce our exposure to mortgage volume fluctuations
Our robust, sustainable cash flows underpin the 50% increase in the quarterly dividend to $0.33 per share and commitment to share repurchases expected to be at least $500 million in FY 2020, $300 million in FY 2021 and $200 million in FY 2022 ïƒ expected to be 10+% accretive to adj. EPS in FY 2021
We are selling our reseller businesses – divestitures will be significantly accretive to margin and further enhance our non-mortgage business mix
We have provided, and will continue to provide, transparency into our performance for all shareholders to more fully appreciate the Company’s transformation and sustainable plan for creating shareholder value
©2020 CoreLogic, Inc. All Rights Reserved.

Appendix

CoreLogic Consolidated
Historical Results
( $ in m illions, unaudited) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020
Net Incom e/( Loss) f rom Continuing $ 30.8 $ 64.8 $ 28.4 $ 58.5 $ 22.5 $ 13.0 $ 1.7 $ (5.5) $ 40.5 $ 30.1 $ 33.8 $ 59.0 Operations
Income Taxes 11.7 (18.6) (0.6) 18.3 20.8 7.8 0.9 (14.9) 14.7 8.7 13.1 22.0 Share-based Compensation 8.6 6.3 8.7 11.1 9.8 7.6 9.9 7.9 9.1 9.4 8.1 13.8 Non-Operating Losses/(Gains) 23.5 (2.0) 0.9 (2.8) (1.4) (16.5) 2.5 17.9 (1.2) 7.0 3.3 (6.2) Efficiency Investments and other 1.1 0.0 0.5 4.7 6.6 9.2 13.0 12.6 6.4 7.6 5.0 6.7 Transaction Costs 1.0 2.1 2.0 2.6 2.1 4.6 1.7 1.9 1.7 1.9 2.5 (2.5) Depreciation and Amortization 45.3 46.1 46.1 47.4 48.5 50.0 49.2 47.1 45.7 45.7 46.8 46.7 Impairment Loss — — — — — 7.6 — 47.8 0.1 — — 1.2
Interest Expense 16.3 17.8 17.2 18.8 19.1 19.0 18.7 19.2 19.5 18.7 17.8 17.6
Amortization of Acquired Software (Equity
0.3 0.2 0.2 0.2 0.2 0.2 0.1 0.1 0.1 0.1 — -in earnings of Affliates)
Adjusted EBITDA $ 138.7 $ 116.7 $ 103.4 $ 158.8 $ 128.3 $ 102.5 $ 97.8 $ 133.9 $ 136.6 $ 129.2 $ 130.4 $ 158.2©2020 CoreLogic, Inc. All Rights Reserved.

Property Intelligence & Risk Management
Historical Results
( $ in m illions, unaudited) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020
Net Incom e/( Loss) f rom Continuing $ 12.7 $ 28.0 $ 20.7 $ 32.3 $ 24.2 $ 25.5 $ 11.4 $ 19.3 $ 27.2 $ 10.9 $ 19.2 $ 30.8 Operations
Share-based Compensation 1.7 1.4 1.1 1.8 1.6 1.0 1.8 1.5 1.6 1.8 1.6 2.3 Non-Operating Losses/(Gains) 16.5 (4.8) 0.5 (2.7) (1.7) (13.3) 2.3 4.2 (3.0) 0.4 0.7 1.2 Efficiency Investments and other — — — 0.5 1.4 0.2 1.6 0.6 0.2 1.1 0.5 (0.5) Transaction Costs — — 1.2 1.7 1.9 1.7 1.7 1.7 1.6 1.5 1.3 (3.0) Depreciation and Amortization 25.5 25.1 25.7 25.5 26.2 25.9 26.8 26.1 25.0 24.7 25.0 25.0 Impairment Loss — — — 0.0 — — — — — — — -
Interest Expense 0.4 0.3 0.3 0.2 0.2 0.1 0.2 (0.1) (0.1) (0.1) 0.4 0.4
Amortization of Acquired Software (Equity
0.2 0.2 0.2 0.2 0.2 0.2 0.1 0.1 0.1 0.1 — -in earnings of Affliates)
Adjusted EBITDA $ 57.0 $ 50.2 $ 49.7 $ 59.6 $ 54.1 $ 41.3 $ 45.8 $ 53.4 $ 52.8 $ 40.3 $ 48.8 $ 56.2
©2020 CoreLogic, Inc. All Rights Reserved.

Underwriting & Workflow Solutions
Historical Results
( $ in m illions, unaudited) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020
Net Incom e/( Loss) f rom Continuing $ 71.5 $ 54.8 $ 47.8 $ 85.9 $ 61.6 $ 43.2 $ 45.4 $ 20.4 $ 74.8 $ 77.4 $ 76.4 $ 98.2 Operations
Share-based Compensation 2.1 0.5 2.3 2. 1 1.9 1.6 1.6 1. 6 1.8 1.7 1.0 2.8 Non-Operating Losses/(Gains) 2.4 0.5 — — — — — (0.2) 3.0 5.6 (0.8) (1.8) Efficiency Investments and other — — — — — 1.1 0.5 5.4 0.3 0.3 0. 5 0.4 Transaction Costs — 0.8 — — — — — — — 0.4 0.2 0.2 Depreciation and Amortization 14.6 15. 4 15. 0 16.5 16.4 17.6 15. 8 13. 8 13.0 13.2 13.2 13.3 Impairment Loss — — — — — 7.6 — 47.8 0.1 — — 1.2
Interest Expense 0.1 0.1 0.1 0.1 0.1 0.1 0.1 0.1 0.1 0.1 (0.0) (0.0)
Amortization of Acquired Software (Equity
0. 1 — — — — — — — — — — -in earnings of Affliates)
Adjusted EBITDA $ 90.8 $ 72.1 $ 65.1 $ 104.5 $ 80.0 $ 71.2 $ 63.4 $ 88.9 $ 93.1 $ 98.7 $ 90.6 $ 114.3
©2020 CoreLogic, Inc. All Rights Reserved.

Corporate & Eliminations
Historical Results
( $ in m illions, unaudited) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020
Net Incom e/( Loss) f rom Continuing $ (53.4) $ (18.0) $ (40.1) $ (59.6) $ (63.3) $ (55.7) $ (55.1) $ (45.2) $ (61.5) $ (58.2) $ (61.9) $ (70.0) Operations
Income Taxes 11.7 (18.6) (0.6) 18.3 20.8 7.8 0.9 (14.9) 14.7 8.7 13.1 22.0 Share-based Compensation 4.8 4.3 5.3 7.3 6.3 5.0 6.5 4.7 5.7 5.9 5.5 8.7 Non-Operating Losses/(Gains) 4.6 2.3 0.4 (0.1) 0.3 (3.2) 0.3 13.8 (1.3) 1.0 3.5 (5.6) Efficiency Investments and other 1.1 0.0 0.5 4.2 5.2 7.9 11.0 6.5 5.8 6.2 4.0 6.8 Transaction Costs 1.0 1.3 0.8 0.8 0.2 2.9 (0.0) 0.2 0.1 0.1 0.9 0.2 Depreciation and Amortization 5.2 5.7 5.4 5.4 5.9 6.5 6.6 7.2 7.7 7.8 8.6 8.4 Impairment Loss — — — — — — — — — — — -Interest Expense 15.8 17.4 16.8 18.5 18.9 18.8 18.4 19.2 19.5 18.8 17.4 17.2 Adjusted EBITDA $ (9.1) $ (5.6) $ (11.4) $ (5.2) $ (5.8) $ (9.9) $ (11.4) $ (8.4) $ (9.2) $ (9.8) $ (8.9) $ (12.3)
©2020 CoreLogic, Inc. All Rights Reserved.

Reconciliation of Adjusted EPS
Historical Results
( per share, unaudited) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020
Net Incom e/( Loss) f rom Continuing
$ 0.36 $ 0.78 $ 0.34 $ 0.71 $ 0.27 $ 0.16 $ 0.02 $ (0.07) $ 0.50 $ 0.37 $ 0.42 $ 0.73 Operations
Share-based Compensation 0.10 0.08 0.10 0.13 0.12 0.09 0.12 0.10 0.11 0.12 0.10 0.17 Non-Operating Losses/(Gains) 0.28 (0.02) 0.01 (0.03) (0.02) (0.20) 0.03 0.22 (0.02) 0.09 0.04 (0.08) Efficiency Investments and other 0.01— 0.01 0.06 0.08 0.11 0.16 0.15 0.08 0.09 0.06 0.08 Transaction Costs 0.01 0.02 0.02 0.03 0.03 0.06 0.02 0.02 0.02 0.02 0.03 (0.03) Depreciation and Amortization 0.21 0.22 0.22 0.23 0.24 0.24 0.24 0.23 0.21 0.21 0.21 0.21
Amortization of Acquired Software (Equity
- — — — — — — — — — — -in earnings of Affliates)
Impairment Loss — — — — — 0.09 — 0.59 — — — 0.02
(1)
Income Tax Effect (0.25) (0.53) (0.18) (0.13) — (0.07) (0.14) (0.45) (0.08) (0.13) (0.10) (0.08)
Adjusted EPS $ 0.72 $ 0.55 $ 0.52 $ 1.00 $ 0.72 $ 0.48 $ 0.45 $ 0.79 $ 0.82 $ 0.77 $ 0.76 $ 1.02
©2020 CoreLogic, Inc. All Rights Reserved.